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                                                                   EXHIBIT 10.29

                         INTERNATIONAL COAL GROUP, INC.
                   2005 EQUITY AND PERFORMANCE INCENTIVE PLAN

1. PURPOSE. The purpose of the International Coal Group, Inc. 2005 Equity and Performance Incentive Plan is to attract and retain Non-Employee Directors (as defined below), consultants, officers and other key employees for International Coal Group, Inc., a Delaware corporation, and its Subsidiaries (as defined below) and to provide to such persons incentives and rewards for superior performance.

2.          DEFINITIONS. As used in this Plan,

      (a) "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

      (b) "Award" means Option Rights, Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares or Performance Units granted to a Participant under this Plan.

      (c) "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

      (d) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 15 of this Plan, such committee (or subcommittee).

      (e) "Change of Control" has the meaning provided in Section 12 of this Plan.

      (f)         "Code" means the Internal Revenue Code of 1986, as amended.

      (g) "Common Stock" means the shares of common stock, $0.01 par value per share, of the Company or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

      (h) "Company" means International Coal Group, Inc., a Delaware corporation.

      (i) "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Restricted Share Units shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

      (j)         "Director" means a member of the Board.

      (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
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      (l)         "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

      (m) "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the Award granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

      (n) "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

      (o) "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

      (p) "Market Value per Share" means, as of any particular date, the fair market value of the shares of Common Stock as determined by the Board.

      (q) "Non-Employee Director" means a director who is not an employee of the Company or any Subsidiary.

      (r) "Optionee" means the Participant named in an agreement evidencing an outstanding Option Right.

      (s) "Option Price" means the purchase price payable on exercise of an Option Right.

      (t) "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

      (u) "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director or consultant who receives an Award; provided that with respect to a consultant, (i) such individual must be a natural person, (ii) such individual must provide bona fide services to the Company or a Subsidiary, and (iii) such services may not be in connection with the offer or sale

                                      -2-

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            of securities in a capital-raising transaction and may not directly or indirectly promote or maintain a market for the Company's securities.

      (v) "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to
            Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

      (w) "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

      (x) "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

      (y) "Plan" means this International Coal Group, Inc. 2005 Equity and Performance Incentive Plan.

      (z) "Restriction Period" means the period of time during which Restricted Share Units are subject to deferral limitations under
            Section 7 of this Plan.

      (aa) "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

      (bb)        "Restricted Share Units" means an Award made pursuant to
            Section 7 of this Plan of the right to receive shares of Common Stock at the end of a specified Restriction Period.

      (cc) "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in the Appreciation Right.

      (dd) "Subsidiary" means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

      (ee) "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

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      (ff)        "Ten Percent Employee" means an employee of the Company or any of its Subsidiaries who owns Common Stock possessing more than 10% of the total combined Voting Power of all classes of stock of the Company.

      (gg) "Voting Power" means at any time the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

3. SHARES AVAILABLE UNDER THIS PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 11 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Restricted Share Units, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as Awards to Non-Employee Directors or (vi) in payment of dividend equivalents paid with respect to Awards made under this Plan shall not exceed in the aggregate 8,000,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

      (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to Awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any Award granted under this Plan, any shares that were covered by that Award shall again be available for issue or transfer hereunder.

      (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in
            Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 8,000,000 shares of Common Stock.

4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights.

      Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

      (a) each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan;

      (b) each grant shall specify an Option Price per share. The Option Price of an Incentive Stock Option may not be less than 100% of the Market Value per Share on the Date of Grant, except that with respect to Incentive Stock Options issued to a Ten Percent Employee, the Option Price of an Incentive Stock Option may not be less than 110% of the Market Value per Share on the Date of Grant;

      (c) each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least six (6) months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise
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            equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) in such other form of consideration as is deemed acceptable by the Board;

      (d) to the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Common Shares to which such exercise relates;

      (e) successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised;

      (f) each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control;

      (g) any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights;

      (h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code;

      (i) the Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis;

      (j) in the event of the termination of service of a holder of any such Option Rights, the then outstanding Options Rights of such holder shall be exercisable in accordance with the terms and provisions of the agreement executed by the Participant and the Company evidencing the grant of such Option Rights;

      (k) the exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan;

      (l) no Option Right shall be exercisable more than 10 years from the Date of Grant (five years with respect to Incentive Stock Options granted to a Ten Percent Employee);

      (m) the Board reserves the discretion after the Date of Grant to provide for (i) the payment of a cash bonus at the time of exercise;
            (ii) the availability of a loan at exercise; or (iii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price; and

      (n) each grant of Option Rights shall be evidenced by an Evidence of Award and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

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5.          APPRECIATION RIGHTS. (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding
      100%) at the time of exercise.

      (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

            (i)         any grant may specify that the amount payable on
                  exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives;

            (ii)        any grant may specify that the amount payable on
                  exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant;

            (iii)       any grant may specify waiting periods before exercise
                  and permissible exercise dates or periods;

            (iv)        any grant may specify that such Appreciation Right may
                  be exercised only in the event of, or earlier in the event of, a Change of Control;

            (v)         any grant may provide for the payment to the Participant
                  of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis;

            (vi)        any grant of Appreciation Rights may specify Management
                  Objectives that must be achieved as a condition of the exercise of such Appreciation Rights; and

            (vii)       each grant of Appreciation Rights shall be evidenced by
                  an Evidence of Award, which Evidence of Award shall describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

      (c) Any grant of Tandem Appreciation Rights shall provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

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      (d)         Regarding Free-Standing Appreciation Rights only:

            (i)         each grant shall specify in respect of each
                  Free-Standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

            (ii)        successive grants may be made to the same Participant
                  regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

            (iii)       no Free-Standing Appreciation Right granted under this
                  Plan may be exercised more than 10 years from the Date of Grant.

6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

      (a) each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to any risk of forfeiture and restrictions on transfer hereinafter referred to;

      (b) each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant;

      (c) each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "risk of forfeiture" for a period to be determined by the Board at the Date of Grant; provided, however, that the Board at the Date of Grant may determine that a portion of the shares of Common Shares covered by an award shall be immediately vested upon grant;

      (d) any grant or sale of Restricted Shares may provide for the lapse of any risk of forfeiture in the event of a Change of Control;

      (e) each grant or sale shall provide that during the period for which such risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee);

      (f) any grant or sale of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives;

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      (g)         any grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying Award; and

      (h) each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, any certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares.

7. RESTRICTED SHARE UNITS. The Board may also authorize the granting or sale of Restricted Share Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

      (a) each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify;

      (b) each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant;

      (c) each such grant or sale shall be subject to a Restriction Period, as determined by the Board at the Date of Grant, and may provide for the lapse or other modification of such Restriction Period in the event of a Change of Control;

      (d) during the Restriction Period, the Participant shall have no right to transfer any rights under his or her Award and shall have no rights of ownership in the Restricted Share Units and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on the shares underlying such units on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock; and

      (e) each grant or sale of Restricted Share Units shall be evidenced by an Evidence of Award and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                                      -8-

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      (a)         each grant shall specify the number of Performance Shares or
            Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors;

      (b) the Performance Period with respect to each Performance Share or Performance Unit shall be such period of time as shall be determined by the Board on the Date of Grant;

      (c) any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives;

      (d) each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives;

      (e) any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant;

      (f) the Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock; and

      (g) each grant of Performance Shares or Performance Units shall be evidenced by an Evidence of Award and shall contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. AWARDS TO NON-EMPLOYEE DIRECTORS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares or Restricted Stock Units to Non-Employee Directors.

      (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 4 of this Plan. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

            (i)         if a Non-Employee Director subsequently becomes an
                  employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under this Plan by such individual at the time of such commencement of employment shall not be affected thereby; and

            (ii)        Option Rights may be exercised by a Non-Employee
                  Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered, which shall be made in cash or in shares of Common Stock then owned by the Non-Employee Director for at least six (6) months, or in a combination of cash and such shares of Common Stock.

      (b) Each grant or sale of Restricted Shares or Restricted Stock Units pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 or Section 7, as the case may be, of this Plan.

      (c) Non-employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Stock in lieu of cash.

10. TRANSFERABILITY. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, except with respect to an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

      (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Share Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the risk of forfeiture and restrictions on transfer referred to in Sections 6 and 7 of this Plan, shall be subject to further restrictions on transfer.

11. ADJUSTMENTS. (a) The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Awards granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

      (b) Moreover, in the event of any such transaction or event or in the event of a Change of Control, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all

            Awards so replaced. The Board may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

12. CHANGE OF CONTROL. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant made under this Plan, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

      (a) the Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of shares of Common Stock outstanding immediately prior to such transaction.

      (b) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation (other than a Subsidiary) or other legal person, and less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock outstanding immediately prior to such sale or transfer;

      (c) if, at any time after any public offering of any of the Company's equity securities, any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner"(as such term is defined in Rule 13d 3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; or

      (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

13. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

14. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit.
                                      -12-

15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16. ADMINISTRATION OF THIS PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

      (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

17. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

      (b) Except in the case of shares of Common Stock to be issued upon the exercise of Option Rights or Appreciation Rights, the Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferred amounts.

      (c) The Board may condition the grant of any Award or combination of Awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

      (d) If permitted by Section 409A of the Code, in case of termination of employment or, if the Participant is a Non-Employee Director, termination of service on the Board by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Share Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.

      (e) As an element or supplement to any award granted under the Plan, the Board may also make a cash payment, including tax offset cash payment to assist Participants in paying taxing incurred as a result of participation in the Plan, on such terms and conditions as determined by the Board.

      (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

      (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

      (h) Any grant or sale, as applicable, of an Award may require, as a condition to the exercise, grant or sale thereof, that the Participant agree to be bound by a repurchase right or right of first refusal in favor of the Company upon the occurrences of certain specified events.

      (i) Any grant or sale, as applicable, of an Award may require, as a condition to the exercise, grant or sale thereof, that the Participant agree to be bound by (i) any stockholders agreement among all or certain stockholders of the Company that may be in effect at the time of exercise, grant or sale or certain provisions of any such agreement that may be specified by the Company or (ii) any other agreement requested by the Company.

18. TERMINATION. (a) No grant shall be made under this Plan more than 10 years after the date on which this Plan is first adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

      (b) This Plan may be wholly or partially suspended or terminated at any time or from time to time by the Board. Except as expressly permitted by the terms of this Plan, neither the suspension nor termination of this Plan shall, without the consent of the Participant alter or impair any rights or obligations under any grant theretofore granted. No grant may be made during any period of suspension or after termination of this Plan.

19. COMPLIANCE WITH SECTION 409A OF THE CODE. To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. The Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause the Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of participants).

20. GOVERNING LAW. This Plan shall be governed by the laws of the State of Delaware.